Exhibit 99.1

Trading Access Restored: CNTM Shares Available on OTC Pink

Following its Q2 2025 10-Q filing, ConnectM (CNTM) regains SEC compliance and announces restored trading access on the OTC Pink Market

MARLBOROUGH, MA, UNITED STATES, September 23, 2025 /EINPresswire.com/ -- ConnectM Technology Solutions, Inc. (OTC: CNTM) (“ConnectM” or the “Company”), a technology leader driving the modern energy economy, today announced the restoration of trading access for its shares on the OTC Pink Market and issued the following letter to stockholders.

Dear CNTM Stockholders,

Earlier this week, we filed our Form 10-Q for Q2 2025, delivering on management’s commitment and restoring ConnectM’s SEC reporting compliance. The quarter reflected strong progress: revenue grew nearly 70% year-over-year to $8.5 million, liabilities were reduced by more than $13 million, and interest expense declined meaningfully. These results underscore both the operating momentum of ConnectM’s business and our disciplined approach to strengthening our balance sheet.

While our application to up-list to the OTCQB exchange is under review, we want to remind shareholders that ConnectM’s shares are currently tradable on the OTC Pink Market (Ticker: CNTM). Trading is available through leading brokerage platforms including Charles Schwab, Fidelity, E*Trade, TD Ameritrade, Webull, and Interactive Brokers. Please note that certain brokers may require additional account approvals or adjustments to trading settings. We encourage you to confirm directly with your provider if you wish to trade CNTM shares.

Looking ahead, our priorities remain clear: scaling our businesses, advancing our capital-markets initiatives, and creating long-term value for shareholders. We thank you for your continued trust and support as we take these next steps together.

Sincerely,
The ConnectM Management Team

About ConnectM Technology Solutions, Inc.
ConnectM is a constellation of technology-driven businesses powering the modern energy economy. Through its Owned Service Network, Managed Solutions, Logistics, and Transportation segments, the Company delivers AI-powered electrification, distributed energy, last-mile delivery, and industrial IoT solutions to customers worldwide.

For more information, visit www.connectm.com.

Forward-Looking Statements

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. All statements, other than statements of present or historical fact included in this press release, regarding our future financial performance and our strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. We caution you that the forward-looking statements contained herein are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. In addition, we caution you that the forward-looking statements regarding the Company contained in this press release are subject to the risks and uncertainties described in the “Cautionary Note Regarding Forward-Looking Statements” section of our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q that we file with the Securities and Exchange Commission. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ConnectM is under no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations
ConnectM Technology Solutions, Inc.
+1 617-395-1333
irpr@connectm.com
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